UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Lucas Way, Hampton, Virginia 23666

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 766-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 18, 2014, Measurement Specialties, Inc., a New Jersey corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TE Connectivity Ltd., a Swiss corporation (“Parent”), and Wolverine-Mars Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and an indirect wholly-owned subsidiary of Parent. Pursuant to the Merger, each share of common stock, no par value per share, of the Company outstanding immediately prior to the effective time of the Merger (other than shares owned by Parent or Merger Sub, shares held by any subsidiary of the Company or Parent (other than Merger Sub), and shares held by the Company as treasury stock) shall be converted into the right to receive $86.00 in cash, without interest.

The Board of Directors of the Company has unanimously (i) determined that the Merger Agreement and the Merger are fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved and declared advisable the Merger Agreement and the Merger, and (iii) resolved to recommend adoption and approval of the Merger Agreement and the Merger by the shareholders of the Company.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type, including covenants for (i) each of the parties to use reasonable best efforts to consummate the transactions contemplated by the Merger Agreement, and (ii) the Company to carry on its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger. In addition, the Company is prohibited from soliciting or initiating discussions with third parties regarding other proposals to acquire the Company and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary duties of the Company’s Board of Directors.

The closing of the Merger is subject to certain closing conditions, including (i) obtaining the required approval of the Company’s shareholders at a special meeting called for that purpose, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the clearance of the transaction by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States and the French Ministry for Economy and Finance.

The Merger Agreement contains certain termination rights and provides that upon termination of the Merger Agreement under specified circumstances, including in connection with accepting a superior proposal or a change in the recommendation of the Company’s Board of Directors, the Company will be required to pay Parent a termination fee equal to $22.9 million.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, including the Merger, do not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement is attached to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Parent and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule delivered in connection with the signing of the Merger Agreement. The disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any person as characterizations of the actual state of facts about the Company, Parent or Merger Sub at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the proposed transaction; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the effects of disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in the Company’s public disclosure filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, subsequent quarterly filings on Form 10-Q, and the proxy statement to be filed in connection with the proposed transaction. The information contained herein is as of June 18, 2014. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of the Company’s public disclosure filings are available from its investor relations department.

Additional Information and Where To Find It

In connection with the proposed transaction, the Company intends to file a proxy statement and other materials with the SEC. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on July 29, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666, or by going to the Investor Relations page on the Company’s corporate website at www.meas-spec.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement the Company intends to file with the SEC.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

2.1	Agreement and Plan of Merger, dated as of June 18, 2014, among TE Connectivity Ltd., Wolverine-Mars Acquisition, Inc. and Measurement Specialties, Inc.*

* Pursuant to Item 602(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.

June 19, 2014	By:	/s/ Mark Thomson
		Name:	Mark Thomson
		Title:	Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of June 18, 2014, among TE Connectivity Ltd., Wolverine-Mars Acquisition, Inc. and Measurement Specialties, Inc.*

* Pursuant to Item 602(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Commission upon request any omitted schedule or exhibit to the Merger Agreement.